                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/ /  Definitive Proxy Statement

/X/  Definitive Additional Materials

/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            AVATAR HOLDINGS, INC.
- --------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

                             Juanita I. Kerrigan
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

    Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              AVATAR HOLDINGS INC.
                              255 ALHAMBRA CIRCLE
                          CORAL GABLES, FLORIDA 33134

To Our Stockholders:

     We enclose a new proxy card in place of the one previously sent to you for use in connection with our 1994 Annual Meeting of Stockholders to be held on May 26, 1994. The previous proxy card incorrectly identified nine, rather than eight nominees for the Board of Directors. However, the accompanying proxy statement dated April 26, 1994 accurately stated the identity of the eight nominees for the Board.

     If you have not voted using the old proxy card, please cast your vote using the enclosed proxy card. If you already have voted using the old proxy card and want to change your vote, you may do so by executing and returning the enclosed proxy card, in which case your previous vote will be disregarded. Except as provided in the next sentence, any votes cast using an old proxy card and not changed, whether already received or received subsequent to this notice, will be treated in accordance with the instructions contained therein with respect to the eight nominees for director. However, if you voted using an old proxy card and provided instructions for the cumulation of your votes in accordance with the proxy statement, you must revote using a new proxy card and, if desired, provide new instructions for cumulation of your votes.

                                    PROXY

                             AVATAR HOLDINGS INC.
                             255 ALHAMBRA CIRCLE
                         CORAL GABLES, FLORIDA 33134

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Edwin Jacobson and Juanita I. Kerrigan as Proxies, each with the power to appoint his or her substitute; and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of Avatar Holdings Inc. held of record by the undersigned at the close of business on March 31, 1994 at the Annual Meeting of Stockholders to be held on May 26, 1994, or any adjournment or adjournments thereof.

                 THIS PROXY IS CONTINUED ON THE REVERSE SIDE
            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

                                                                                                                   /X/  Please mark
                                                                                                                        your votes
                                                                                                                          as this

                                            -------------------
                                                  COMMON

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR Items 1 and 2.

                                                         FOR all nominees listed at left (except           WITHHOLD AUTHORITY
                                                            as marked to the contrary below).       to vote for all nominees listed.
Item 1--ELECTION OF EIGHT DIRECTORS
        Nominees:  L. Levy, J.E. Houston,                                  / /                                    / /
        E. Jacobson, L.T. Kendall, M. Meyerson,
        W.M. Porter, F.S. Smith, M.K. Stanford


(INSTRUCTION:  To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

- -----------------------------------------------------------------------------------------------------------------------------------

                              FOR   AGAINST   ABSTAIN
Item 2--APPROVAL OF THE       / /    / /       / /
        APPOINTMENT OF
        ERNST & YOUNG,
        INDEPENDENT
        ACCOUNTANTS,
        AS AUDITORS OF
        AVATAR HOLDINGS
        INC. FOR 1994.


Item 3--IN THEIR DISCRE-      / /    / /       / /
        TION, THE PROXIES
        ARE AUTHORIZED
        TO VOTE UPON
        SUCH OTHER BUSI-
        NESS AS MAY
        PROPERLY COME
        BEFORE THE
        MEETING.


Dated:                                      , 1994
       -------------------------------------

- --------------------------------------------------
Signature

- --------------------------------------------------
Signature if held jointly

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.